Additional Supplement to:

     Calvert Tax-Free Reserves (Limited-Term Portfolio Only)
  Prospectus dated April 30, 1996, as Revised September 9, 1996
            Date of this supplement: January 31, 1997

Effective September 9, 1996, the maximum front-end sales charge on the Class A Calvert Tax-Free Reserves Limited-Term Portfolio decreased to 1.00%. The Fund Expense table on page 3 and the example on page 4 of the April 30, 1996 (as Revised September 9, 1996) prospectus is replaced with the following:


                                         Limited-Term
       A.  Shareholder                   Portfolio
           Transaction Costs             Class A



 Maximum Sales Charge on Purchases           1.00%
 (as a percentage of offering price)


 Contingent Deferred Sales Charge            None


       B.  Annual Fund Operating
           Expenses - Fiscal Year 1995
           (as a percentage of average net assets)

  Management Fees                            0.60%

  Rule 12b-1 Service and Distribution fees   None

  Other Expenses                             0.11%

  Total Fund Operating Expenses              0.71%




Example: You would pay the following expenses on a $1,000 investment,assuming (1) 5% annual return; (2) redemption at the end of each period; and (3) for Class A, payment of maximum initial sales charge at time of purchase:


                1 Year        3 Years         5 Years        10 Years

Limited Term
Class A          $17          $32             $49            $97